SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 31, 2009

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street Worcester, Massachusetts 01605
(Address of principal executive offices, including zip code)

(510) 748-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 8.01 Other Events.

The Company intends to sell (the “Offering”) promissory notes in the principal amount of a minimum of $2,400,000, for a purchase price of a minimum of $2,000,000 (the “Notes”). The Notes will be convertible into shares of the Company’s common stock at a conversion price of $0.10. Pursuant to the Offering, the Company also intends to issue (i) one-and-one third Class A warrants (“Class A Warrants”) for each two shares of common stock underlying the Notes, to purchase shares of the Company’s common stock with a term of five years and an exercise price equal to 110% of the closing price of the Company’s common stock for the trading day preceding the initial closing date of the Offering (provided that, the initial exercise price shall not be less than $0.10), (ii) additional investment rights, exercisable until 9 months after the second closing date of the Offering (“Additional Investment Rights”), to purchase (a) promissory notes (“Air Notes”) in the principal amount of a minimum of $2,400,000, for a purchase price of a minimum of $2,000,000, with a conversion price of $0.10, and one-and-one third Class A warrants (“Class A Warrants”) for each two shares of common stock underlying the AIR Notes, to purchase shares of the Company’s common stock with a term of five years and an exercise price equal to 110% of the closing price of the Company’s common stock for the trading day preceding the initial closing date of the Offering (provided that, the initial exercise price shall not be less than $0.10).

The Company will be required to redeem the Notes monthly commencing in May 2009, in the amount of 14.28% of the initial principal amount of the Notes, in cash or common stock at the Company’s option (subject to the conditions set forth in the Notes), until the Notes are paid in full..

The initial closing under the Offering will be for the purchase of a minimum of $1,200,000 principal amount of Notes, for a purchase price of a minimum of $1,000,000. The second closing under the Offering will be within 90 days of the initial closing under the Offering and will be for the purchase of a minimum of $1,200,000 principal amount of Notes, for a purchase price of a minimum of $1,000,000.

 The disclosure in this current report on Form 8-K have been made pursuant to Rule 135 promulgated under the Securities Act of 1933, as amended (the “Act”).  The securities offered pursuant to the Offering, have not been registered under the Act and are being sold in reliance upon an exemption from the registration requirements of the Act pursuant to Regulation D promulgated under the Act. Therefore, the securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. This current report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: November 2, 2009

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